UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2018

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33818	48-1293684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Calle Amanecer San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

(949) 429-6680

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 27, 2018, ReShape Lifesciences Inc. (the “Company”) received a written notice from the Office of General Counsel of The Nasdaq Stock Market notifying the Company that the Nasdaq Hearings Panel (the “Panel”) has determined to delist the Company’s securities pursuant to Nasdaq’s discretionary authority under Listing Rule 5101. The Panel also cited in its decision the Company’s failure to maintain compliance with the minimum bid price requirement under Listing Rule 5550(a)(2) and the Company’s failure to comply with Listing Rule 5250(e), which requires a company to file a Notification Form Listing of Additional Shares at least 15 days prior to the issuance or potential issuance of common stock greater than 10% of the total shares outstanding.

The notification states that Nasdaq will suspend trading in the Company’s common stock effective with the open of business on December 31, 2018. In accordance with the Nasdaq Listing Rules, the Company may appeal the delisting determination to the Nasdaq Listing and Hearing Review Council, but it must do so within 15 days from the date of Panel’s decision. The Company is considering its options; however, a request for appeal would not stay the suspension of trading in the Company’s securities on Nasdaq scheduled for December 31, 2018. If the Company determines to appeal the decision, there can be no guarantee as to the outcome of any appeal and the Company’s securities may still be delisted from Nasdaq.

The Company’s common stock will be eligible to trade “over-the-counter” in the OTC Markets system under the current symbol “RSLS” effective with the open of business on December 31, 2018. The Company may also file an application to have its shares quoted on the OTCQB or OTCQX Market tier. The Company will also continue to be registered with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, and will continue to file periodic reports that will be available on the SEC’s website, www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESHAPE LIFESCIENCES INC.

By:	/s/ Scott P. Youngstrom
Scott P. Youngstrom
Chief Financial Officer

Dated: December 28, 2018